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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  May 7, 1998


                         INNOVATIVE TECH SYSTEMS, INC.
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)


   Illinois                        33-17856-C               65-0071222
   --------                        ----------               ----------
(State or Other                   (Commission              (IRS Employer
Jurisdiction of                   File Number)           Identification No.)
Incorporation)



                 444 Jacksonville Road, Suite 200
                 Warminster, Pennsylvania                           18974
                 ---------------------------------------           ----------
                 (Address of Principal Executive Office)           (Zip Code)


       Registrant's telephone number, including area code: (215) 441-5600

                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

                          On May 7, 1998, Peregrine Systems, Inc. ("PSI") and
Innovative Tech Systems, Inc. ("Innovative Tech") entered into a definitive agreement (the "Merger Agreement") pursuant to which PSI will acquire Innovative Tech in a tax-free merger in which a wholly-owned subsidiary of PSI will merge into Innovative Tech, with Innovative Tech being the surviving corporation. Accordingly, following the merger, Innovative Tech will become a wholly-owned subsidiary of PSI.

                          Pursuant to the Merger Agreement, holders of shares
of Innovative Tech Common Stock will receive 0.2341 shares of PSI's Common Stock for each share of Innovative Tech Common Stock held by them in a tax-free, stock-for-stock exchange. PSI expects to issue approximately 3.35 million shares of its Common Stock in exchange for all of the outstanding equity securities of Innovative Tech. As of May 7, 1998, the day the Merger Agreement was signed, the merger valued Innovative Tech at $76.6 million or $5.36 per share.

                          Consummation of the merger is subject to customary
closing conditions, including the approval of the merger by the stockholders of Innovative Tech, and the registration with the Securities and Exchange Commission of the PSI shares to be issued. The acquisition is expected to be consummated during the quarter ending September 30, 1998.

                          In connection with the transaction, PSI also
announced that it has entered into agreements (the "Voting Agreements") with the Chairman and President of Innovative Tech, and certain other executive officers of Innovative Tech, who hold approximately 25% of Innovative Tech's outstanding Common Stock, pursuant to which such stockholders have agreed, among other things, to vote their shares in favor of the transaction and not to sell such shares to any other party.

                          A copy of the Merger Agreement, Form of Voting
Agreement, and the press release relating to the transaction described above are being filed herewith as exhibits hereto and are incorporated herein by reference.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                 (c)      Exhibits

                 2.1 Agreement and Plan of Reorganization dated as of May 7, 1998 between Peregrine Systems, Inc., Innovative Tech Systems, Inc. and Homer Acquisition Corp.

                 9.1 Form of Voting Agreement dated May 7, 1998 entered into by and among Peregrine Systems, Inc. and various shareholders of Innovative Tech Systems, Inc.


                 99.1     Press release dated May 18, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                        INNOVATIVE TECH SYSTEMS, INC.


                                        By:  /s/ John M. Thompson
                                             ---------------------------
                                             John M. Thompson, President

Dated:  May 27, 1998




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                                    INDEX OF EXHIBITS


Exhibit
   No.                    Description
   2.1          Agreement and Plan of Reorganization dated as of May 7, 1998 between Peregrine Systems, Inc., Innovative Tech Systems, Inc.
                and Homer Acquisition Corp.

   9.1 Form of Voting Agreement dated May 7, 1998 entered into by and among Peregrine Systems, Inc. and various shareholders of Innovative Tech Systems, Inc.

   99.1         Press release dated May 18, 1998.


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